ASCENT ASSURANCE, INC.
                             110 West Seventh Street
                                    Suite 300
                              Fort Worth, TX 76102

                                                                   June 14, 2000


Mr. Patrick J. Mitchell
2713 Heritage Hills Drive
Fort Worth, TX  76109

Dear Patrick:

     On behalf of Ascent Assurance, Inc., the undersigned hereby gives notice, pursuant to Section 3 of your Employment Agreement, dated as of September 15, 1998, with the Corporation that the Employment Agreement is extended until September 15, 2001.

                           Very truly yours,

                           Ascent Assurance, Inc.

                           By: /s/ Paul E. Suckow
                           Paul E. Suckow